UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 24, 2006

CAMINOSOFT CORP.
(Exact name of registrant as specified in its charter)

CALIFORNIA	1-12312	95-3880130
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

600 Hampshire Road, Suite 105
Westlake Village, California 91361
(Address of principal executive offices and Zip Code)

(805) 370-3100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     ENTRY INTO A MATERIAL AGREEMENT

Pursuant to a Renewal and Modification Agreement dated as of February 21, 2006 (the “Modification Agreement”) among BFS US Special Opportunities Trust PLC (“BFS”), Renaissance Capital Growth Income Fund III (“Renn III”) and Renaissance US Growth Investment Trust PLC (“RUSGIT”) (collectively the “Lenders”), on the one hand, and CaminoSoft Corp. (“CaminoSoft”), on the other hand, the Lenders agreed to extend the maturity date of that certain Secured Subordinated Promissory Note dated July 19, 2004 in the amount of $250,000 payable to the order of Renn III, that certain Secured Subordinated Promissory Note dated July 19, 2004 in the amount of $250,000 payable to the order of RUSGIT, and that certain Secured Subordinated Promissory Note dated July 19, 2004 in the amount of $250,000 payable to the order of BFS (collectively the “Notes”) from July 19, 2006 to January 19, 2008. In consideration of such extension, CaminoSoft agreed to grant to each Lender a five-year warrant (the “Warrant”) to purchase 50,000 shares of CaminoSoft Common Stock (the “Warrant Shares”) at an exercise price of $.86 per share (subject to adjustment).Pursuant to a Stock Purchase Agreement dated as of February 21, 2006 among CaminoSoft, The Frost National Bank FBO Renaissance US Growth Investment Trust PLC, a public limited company registered in England and Wales, Trust No. W00740100, The Frost National Bank, FBO BFS US Special Opportunities Trust PLC, a public limited company registered in England and Wales, Trust No. W00118000 (collectively, the “Purchasers”), and RENN Capital Group, Inc., a Texas corporation, solely as agent for the Purchasers and not on its own behalf (the “Agent”), CaminoSoft issued to the Purchasers an aggregate of 697,674 shares of CaminoSoft Common Stock (the “Shares”).

ITEM 3.02  UNREGISTERED SHARES OF EQUITY SECURITIES

On February 24, 2006, CaminoSoft issued to the Lenders the Warrants. On February 27, 2006, CaminoSoft issued to the Purchasers the Shares. The Warrants and the Shares issued were pursuant to Section 4(2) of the Securities Act of 1933, as amended. CaminoSoft is obligated to include the Warrant Shares in a registration statement pursuant to the terms of a Registration Rights Agreement.

(c)	Exhibits

	Exhibit No.	Title
	3.1	Warrant BFS
	3.2	Warrant RENN III
	3.3	Warrant RUSGIT
	6.1	Renewal and Modification Agreement effective as of February 24, 2006
	6.2	Stock Purchase Agreement effective as of February 24, 2006
	6.3	Registration Rights Agreement effective as of February 24, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 24th day of February, 2006.

CAMINOSOFT CORP.

	By:	/s/ Stephen Crosson
Stephen Crosson
Chief Financial Officer and Chief Operating Officer

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